EXHIBIT 10.4


                  SCHEDULE OF INDEMNITY AGREEMENTS



Employer            Employee                Date of Agreement
- --------            --------                -----------------

Valero Energy       Edward C. Benninger     February 24, 1987
  Corporation

Valero Energy       Robert G. Dettmer       October 17, 1991
  Corporation

Valero Energy       A. Ray Dudley           July 21, 1988
  Corporation

Valero Energy       James L. Johnson        April 25, 1991
  Corporation

Valero Energy       Lowell H. Lebermann     February 24, 1987
  Corporation

Valero Energy       Ruben M. Escobedo       October 1, 1994
  Corporation

Valero Energy       Susan Kaufman Purcell   October 1, 1994
  Corporation

Valero Energy       F. Joseph Becraft       May 1, 1995
  Corporation

Valero Energy       Steven E. Fry           February 24, 1987
  Corporation

Valero Energy       Stan L. McLelland       February 24, 1987
  Corporation

Valero Energy       Don M. Heep             February 22, 1990
  Corporation

Valero Energy       E. Baines Manning       July 16, 1986
  Corporation